                                                                  EXHIBIT 99.37

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
-------------------------------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
-------------------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                             CONTENTS

 Attachment 1            Summary of Bank and Investment Accounts

 Attachment 2            Schedule of Receipts and Disbursements

 Attachment 3            Bank and Investment Account Statements

 Attachment 4            Income Statement

 Attachment 5            Balance Sheet

 Attachment 6            Summary of Due To/Due From Intercompany Accounts

 Attachment 7            Accounts Receivable Aging

 Attachment 8            Accounts Payable Detail

 Attachment 9            Notes to November Monthly Operating Report


                Summary Of Bank, Investment & Petty Cash Accounts  Attachment 1
                     American Hawaii Properties Corporation
                             Case No: 01-10976 (EIK)                  UNAUDITED
Summary             For Period Of 23 October - 30 November, 2001
American Hawaii Properties Corp

                                               Balances
                                 ---------------------------------    Receipts &           Bank
                                     Opening            Closing       Disbursements        Statements       Account
 Account                         As Of 10/23/01     As Of 11/30/01    Included             Included         Reconciled
 -------                         --------------     --------------    --------             --------         ----------

 AHC - Honolulu Payroll            224,851.06            9,654.83            Yes           No - Not         Yes
 Bank One                                                                                  Concentration
 Account # - 552-0110673379                                                                Account

 American Hawaii Pro DBA A          50,000.00           48,274.14            Yes           No - Not         Yes
 Bank of Hawaii                                                                            Concentration
 Account # - 0001-037773                                                                   Account

 Honolulu Office                    31,954.37            2,607.07            Yes           Not A Bank       Yes
 Petty Cash                                                                                Account


                           Receipts & Disbursements              Attachment 2-1
                     American Hawaii Properties Corporation
R&D -. Bank One             Case No: 01-10976 (EIK)                   UNAUDITED
AHC Honolulu Payroll               Bank One
                             AHC - Honolulu Payroll
                           Account # - 552-0110673379
                         22 October 01 - 30 November 01


Opening Balance - 22 Oct 01
                             224, 851.06

 Receipts
                               90,255.11      From Great Hawaiian Properties Corporation -
                                               Bank One - AHC Master Cash
                                               Account (552-0110673360)
                                9,828.45      ADP Reversal



                            ------------
                              100,083.56      Total Receipts


Disbursements
                             (35,000.00)      To Great Hawaiian Properties Corporation -
                                               Bank One - AHC Master Cash
                                               Account (552-0110673360)
                            (280,279.79)      Payroll



                            ------------
                            (315,279.79)      Total Disbursements


Closing Balance - 30 Nov 01
                               9,654.83


                            Receipts & Disbursements             Attachment 2-2
                     American Hawaii Properties Corporation
RED - Bank of Hawaii         Case No: 01-10976 (EIK)                  UNAUDITED
AHC - General                    Bank of Hawaii
                                  AHC - General
                             Account #- 0001-037773
                         22 October 01 - 30 November 01

Opening Balance - 22 Oct 01
                              50, 000.00
Receipts
                              163,612.25     From Independence & Patriot
                                               Onboard Funds
                               15,165.77     From American Hawaii Properties Corporation -
                                               Honolulu Office - Petty Cash



                             -----------
                              178,778.02      Total Receipts


Disbursements
                              (25,000.00)     To Honolulu Office Petty Cash
                             (146,317.38)     To Great Hawaiian Properties Corporation -
                                               Bank One - AHC Master Cash -
                                               Account (552-0110673360)
                               (6,404.26)     Returned Deposits
                               (2,782.24)     Bank Fees


                             -----------
                             (180,503.88)     Total Disbursements



Closing Balance - 30 Nov 01
                             48,274.14


                            Receipts & Disbursements             Attachment 2-3
                     American Hawaii Properties Corporation
R&D-Honolulu Office          Case No: 01-10976 (EIK)                  UNAUDITED
Petty Cash                      Honolulu Office
                                   Petty Cash
                                  Account #- NA
                         22 October 01 - 30 November 01

Opening Balance - 22 Oct 01
                             31, 954.37
Receipts
                              25,000.00       From American Hawaii Properties Corp - Bank Of Hawaii -
                                                American Hawaii Pro DBA AHC -.Account (0001-037773)



                             ----------
                              25,000.00       Total Receipts


Disbursements
                             (15,165.77)      To American Hawaii Properties Corp - Bank Of Hawaii -
                                                American Hawaii Pro DBA AHC - Account (0001-037773)
                              (8,722.48)      Employee Wages & Expenses
                             (12,130.43)      Office Expense
                              (8,098.38)      Port Fees
                              (1,810.24)      Shipping
                              (8,420.00)      Temporary Help

                             ----------
                             (54,347.30)      Total Disbursements



Closing Balance.- 30. Nov 01
                              2,607.07


                 Concentration & Investment Account Statements     Attachment 3
                        American Hawaii Properties Corp
                             Case No: 01-10968 (EIK)
Summary           For Period Of 23 October - 30 November, 2001
American Hawaii Properties Corp
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01                Attachment 4
 currency USD
  Company=52 (AHC - HONOLULU OFFICE)

                                                                PTD-Actual
                                                                NOV-01
                                                                ------------
  Revenue
    Gross Revenue                                                       0.00
    Allowances                                                          0.00
                                                                 -----------
     Net Revenue                                                        0.00
  Operating Expenses
     Air                                                                0.00
     Hotel                                                              0.00
     Commissions                                                        0.00
     Onboard Expenses                                                   0.00
     Passenger Expenses                                                 0.00
     Vessel Expenses                                                    0.00
     Layup/Drydock Expense                                              0.00
     Vessel Insurance                                                   0.00
                                                                 -----------
     Total operating Expenses                                           0.00
                                                                 -----------
     Gross Profit                                                       0.00
  SG&A Expenses
    General and Admin Expenses                                    155,223.13
     Sales & Marketing                                                  0.00
     Pre-Opening Costs                                                  0.00
                                                                 -----------
   Total SG&A Expenses                                            155,223.13
                                                                 -----------
   EBITDA                                                        (155,223.13)
   Depreciation                                                         0.00
                                                                 -----------
   Operating Income                                              (155,223.13)
   Other Expense/(Income)
   Interest Income                                                      0.00
   Interest Expense                                                     0.00
   Equity in Earnings for Sub                                           0.00
                                                                 -----------
   Total Other Expense/(Income)                                         0.00
                                                                 -----------
   Net Pretax Income/(Loss)                                      (155,223.13)
                                                                 -----------
   Income Tax Expense                                              (3,281.34)
                                                                 -----------
   Net Income/(Loss)                                             (151,941.79)
                                                                 -----------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET                    Attachment 5
                             Current Period: NOV-01


 currency USD
  Company=52 (AHC - HONOLULU OFFICE)

                                                             YTD-Actual               YTD-Actual
                                                             NOV-01                   OCT-01
                                                             -------------            -------------
ASSETS
 Cash and Equivalent                                            (57,296.06)              175,430.72
 Restricted Cash                                                      0.00                     0.00
 Marketable Securities                                                0.00                     0.00
 Accounts Receivable                                                  0.00                 1,334.40
 Inventories                                                    598,546.64 Note 1      1,214,962.00
 Prepaid Expenses                                                  (528.80)                7,240.63
 Other Current Assets                                                 0.00                     0.00
                                                             -------------            -------------
        Total Current Assets                                    540,721.78             1,398,967.75
Fixed Assets                                                  1,553,888.60             1,553,888.60
Accumulated Depreciation                                       (591,442.88)             (591,442.88)
                                                             -------------            -------------
       Net Fixed Assets                                         962,445.72               962,445.72
Net Goodwill                                                          0.00                     0.00
Intercompany Due To/From                                     (3,037,268.80)           (3,743,572.98)
Net Deferred Financing Fees                                           0.00                     0.00
Net Investment in Subsidiaries                                        0.00                     0.00
Other Non Current Assets                                              0.00                     0.00
                                                             -------------            -------------
Total Other Assets                                           (3,037,268.80)           (3,743,572.98)
                                                             -------------            -------------
Total Assets                                                 (1,534,101.30)           (1,382,159.51)
                                                             -------------            -------------


                                 AMCV US SET OF
                                      BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

currency USD
  Company=52 (AHC - HONOLULU OFFICE)

                                                             YTD-Actual               YTD-Actual
                                                             NOV-01                   OCT-01
                                                             -------------            -------------
LIABILITIES
 Accounts Payable                                                     0.00                    0.00
 Accrued Liabilities                                                  0.00                    0.00
        Deposits                                                      0.00                    0.00
                                                             -------------           -------------
              Total Current Liabilities                               0.00                    0.00
        Long Term Debt                                                0.00                    0.00
        Other Long Term Liabilities                                   0.00                    0.00
                                                             -------------           -------------
              Total Liabilities                                       0.00                    0.00
  OTHER
        Liabilities Subject to Compromise                             0.00                    0.00
                                                             -------------           -------------
               Total Other                                            0.00                    0.00
  OWNER'S EQUITY
        Common Stock                                              1,000.00                1,000.00
        Add'1 Paid In Capital                                         0.00                    0.00
        Current Net Income (Loss)                            (1,535,742.75)          (1,383,800.96)
        Retained Earnings                                           641.45                  641.45
                                                             -------------           -------------
               Total Owner's Equity                          (1,534,101.30)          (1,382,159.51)
                                                             -------------           -------------
               Total Liabilities & Other &                   (1,534,101.30)          (1,382,159.51)
                                                             -------------           -------------


               American Hawaiian Properties Corporation 01-10976
                     Summary List Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001


                                                             BEGINNING                                          ENDING
AFFILIATE NAME                               CASE NUMBER     BALANCE            DEBITS           CREDITS        BALANCE
American Classic Voyages Co,                 01-10954        (2,460,280.18)     359,799.72       308,425.10     (2,408,905.56)
AMCV Cruise Operations, Inc.                 01-10967        (5,203,489.37)       42,633.28       27,368.80      (5,188,224.89)
The Delta Queen Steamboat Co.                01-10970               316.33               --              --             316.33
Great AQ Steamboat, L.L.C                    01-10960             1,496.24               --              --           1,496.24
Great River Cruise Line, L.L.C               01-10963                50.00               --        9,612.38          (9,562.38)
Cruise America Travel, Incorporated          01-10966            (1,126.92)              --              --          (1,126.92)
Cape Cod Light, L.L.C                        01-10962            31,777.30               --              --          31,777.30
Project America, Inc.                        N/A              1,297,351.35               --              --       1,297,351.35
Oceanic Ship Co.                             N/A              3,420,839.13       735,592.45      432,237.33       3,724,194.25
Cat II, Inc. (Footnote # )                   01-10968               (96.00)              --              --             (96.00)
Great Hawaiian Cruise Line, Inc.             01-10975              (743.26)              --              --            (743.26)
Great Hawaiian Properties Corporation        01-10971           (79,053.76)      156,317.38       14,405.07          62,858.55
Great Independence Ship Co.                  01-10969          (747,034.73)      279,493.01       75,482.98        (543,024.70)
Cat II, Inc.                                 01-10968            (3,579.11)              --              --          (3,579.11)
                                                             ------------------------------------------------------------------
                                                             (3,743,572.98)    1,573,835.84      867,531.66      (3,037,268.80)
                                                             ==================================================================


                     American Hawaii Properties Corporation





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001



                                  Attachment 7


                                 Not Applicable

                     American Hawaii Properties Corporation





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001



                                  Attachment 8


                                 Not Applicable

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER: 01-10976 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the-United States Trustee potential additional claims it believes may be asserted against the Company."

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Amount represents warehoused inventories. Physical counts were performed in November, 2001, and quantities were valued at-average cost. inventories are currently held for auction.